                                        Exhibit 99

FOR IMMEDIATE RELEASE

Contact: (Investment Community) List Underwood (205) 801-0265
        (News Media) Jim Underwood (205) 326-5184

BIRMINGHAM, Ala., Jan. 18 /--AmSouth Bancorporation (NYSE: ASO - news) announced today that fourth quarter 1999 earnings, excluding merger-related and loan impairment charges, were $161.1 million or $.41 per diluted share, a 13.9 percent increase over fourth quarter 1998 earnings of $144.9 million or $.36 per diluted share. Including the impact of merger-related and loan impairment charges, the company reported a net loss of $62.6 million or $.16 per diluted share for the fourth quarter of 1999. As a result of the merger with First American Corporation, which was completed on Oct. 1, 1999, all historical financial information has been restated to reflect pooling of interests accounting.

For the year, earnings excluding merger-related and loan impairment charges were $604.7 million or $1.53 per diluted share, a 9.3 percent increase over 1998 earnings per share. Including the impact of merger-related and loan impairment charges, 1999 reported net income and earnings per diluted share were $340.5 million and $.86, respectively.

The charges related to the First American merger were $177.8 million, net of tax. The loan impairment charges consisted of a $45.8 million, net of tax, provision for impairment of certain loans.

The federal government's legislation to reduce Medicare reimbursements to health care providers has had a material adverse financial impact on certain companies in this sector which are heavily reliant on such reimbursements. Both AmSouth and First American have been lenders to the health care industry. Consequently, AmSouth decided to exit this segment of its loan portfolio by transferring to assets held for accelerated disposition $149 million in loans, net of a $71 million valuation allowance.

AmSouth's president and chief executive officer, Dowd Ritter, said, "Exiting this segment of our loan portfolio and recognizing a majority of the merger charge in 1999 provides good visibility for AmSouth's earnings outlook for 2000. We now enter the new year with excellent credit quality and our full attention on the successful integration of First American. We are confident that the realization of the merger synergies and ongoing strategic initiatives should yield superior rewards for shareholders in 2000 and beyond."

Excluding merger-related and loan impairment charges, AmSouth achieved a return on equity of 21.3 percent and a return on assets of 1.47 percent in the fourth quarter of 1999 compared to 18.2 percent and 1.43 percent, respectively, in the fourth quarter of 1998. The company's fourth quarter efficiency ratio was 54.17 percent compared with 54.68 percent in last year's fourth quarter. For the year and on the same basis, AmSouth achieved a return on equity of 19.0 percent and return on assets of 1.45 percent, compared with 18.0 percent and 1.43 percent, respectively, for 1998. The company's efficiency ratio for 1999 was 56.21 percent, compared to 56.60 percent in 1998.

Continued strong earnings means that AmSouth is maintaining its traditional high sales and service quality while making rapid progress in the assimilation of First American into AmSouth, according to Ritter. To date, AmSouth has successfully completed the conversions of First American's payroll, human resources, mortgage, and financial accounting systems. The bank charters were merged Dec. 31, 1999, and the one branch divestiture required by regulators is expected to be completed by the end of January. Additionally, in order to achieve consistency within the companies' combined operations, the out-of-market portion of First American's credit card portfolio was sold and First American's merchant card processing business was outsourced during the quarter. These two transactions are expected to enhance operations going forward.

The operational conversion of First American and Deposit Guaranty branches will begin in February and will be completed in May. The staged process will provide adequate time to train First American employees while maintaining the highest possible levels of customer service.

"To our employees' credit, they have not been distracted from meeting their customers' needs by the merger with First American," Ritter said. "This same dedication to sales and quality service will ensure a smooth transition for customers when we begin the operational conversion of First American into AmSouth in February 2000."

Ritter credits AmSouth's management depth and dedicated employees for the outstanding financial performance the company has achieved over the past five years. "AmSouth benefits from an exceptionally talented pool of senior managers, and the addition of Tom Hoaglin as vice chairman of the board in February will add additional depth to an already outstanding team," Ritter said.

Compared with the fourth quarter of 1998, fourth quarter 1999 net interest income increased 3.0 percent, reflecting growth in average interest-earning assets of 8.8 percent. Average managed loans net of unearned income, excluding residential first mortgages, increased 15.8 percent over a year ago led by a
33.7 percent increase in average home equity lending, a 47.1 percent increase in average dealer indirect loans, and a 10.4 percent increase in average managed commercial loans. At the same time, funding for loan growth included an increase in average total deposits.

Total fourth quarter noninterest income, which includes earnings from trust, investment management services and other sources of fee income, was $215.8 million, an increase of $20.2 million, or 10.3 percent, compared with the fourth quarter of 1998. Fourth quarter 1999 noninterest expenses, excluding merger-related charges, were $326.7 million, an increase of 4.4 percent over last year's fourth quarter.

Net charge-offs were .40 percent of average net loans in the fourth quarter of 1999 compared to .46 percent in the fourth quarter of 1998. At December 31, 1999, total nonperforming assets were $161.5 million, or .61 percent of loans net of unearned income, foreclosed properties and repossessions.

AmSouth is a regional bank holding company headquartered in Birmingham with $43.4 billion in assets, 661 branch banking offices and 1,343 ATMs. As the 19th largest bank holding company in the nation, AmSouth has leading market positions in Tennessee, Florida, Alabama and Mississippi, and a presence in Georgia, Louisiana, Arkansas, Kentucky and Virginia. AmSouth is a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust asset management.

                            AMSOUTH BANCORPORATION
                                   Unaudited
                     (In thousands except per share data)

                                               Three Months                             Twelve Months
EARNINGS SUMMARY - EXCLUDING MERGER            Ended December 31               %        Ended December 31               %
                                              ------------------------                 -------------------------
     RELATED AND OTHER CHARGES                  1999         1998            Change      1999          1998           Change
                                              ------------------------     ----------  -------------------------    ----------
Net interest income                           $   381,262    $ 370,063           3.0   $ 1,507,946   $ 1,444,284          4.4
Provision for loan losses                          26,700       31,354         (14.8)       91,626        99,067         (7.5)
                                              -----------    ---------                 -----------   -----------
Net interest income after provision               354,562      338,709           4.7     1,416,320     1,345,217          5.3
Noninterest revenues excluding gain on sale
    of businesses                                 215,812      195,589          10.3       847,774       767,167         10.5
Net gain on sale of businesses                         -0-          -0-            -         8,624        32,687        (73.6)
Noninterest expenses excluding merger
    related charges                               326,711      312,954           4.4     1,343,288     1,284,547          4.6
                                              -----------    ---------                 -----------   -----------
Income before income taxes                        243,663      221,344          10.1       929,430       860,524          8.0
Income taxes                                       82,550       76,432           8.0       324,698       305,182          6.4
                                              -----------    ---------                 -----------   -----------
Net income                                    $   161,113    $ 144,912          11.2   $   604,732   $   555,342          8.9
                                              ===========    =========                 ===========   ===========

Earnings per common share                     $      0.41    $    0.37  *       10.8   $      1.55   $      1.43  *       8.4
Earnings per common share diluted                    0.41         0.36  *       13.9          1.53          1.40  *       9.3
Average common shares outstanding                 390,739      392,617  *                  391,136       389,595  *
Average common shares outstanding diluted         394,917      398,890  *                  396,515       396,491  *
End of period common shares outstanding           391,374      395,009  *

                                               Three Months                             Twelve Months
                                               Ended December 31               %        Ended December 31               %
                                              --------------------------               -------------------------
EARNINGS SUMMARY - AS REPORTED                  1999           1998          Change      1999          1998           Change
                                              --------------------------   ----------  -------------------------    ----------
Net interest income                           $   381,262    $ 370,063           3.0   $ 1,507,946   $ 1,444,284          4.4
Provision for loan losses                          97,700       31,354         211.6       165,626        99,067         67.2
                                              -----------    ---------                 -----------   -----------
Net interest income after provision               283,562      338,709         (16.3)    1,342,320     1,345,217         (0.2)
Noninterest revenues excluding gain on sale
    of businesses                                 215,812      195,589          10.3       838,933       767,167          9.4
Net gain on sale of businesses                         -0-          -0-            -         8,624        32,687        (73.6)
Merger related charges                            253,705       12,523       1,925.9       301,415       121,725        147.6
Noninterest expenses excluding merger
    related charges                               326,711      312,954           4.4     1,347,091     1,284,547          4.9
                                              -----------    ---------                 -----------   -----------
Income/(loss) before income taxes                 (81,042)     208,821        (138.8)      541,371       738,799        (26.7)
Income taxes                                      (18,488)      72,615        (125.5)      200,903       264,725        (24.1)
                                              -----------    ---------                 -----------   -----------
Net income/(loss)                             $   (62,554)   $ 136,206        (145.9)  $   340,468   $   474,074        (28.2)
                                              ===========    =========                 ===========   ===========

Earnings/(loss) per common share              $     (0.16)   $    0.35  *     (145.7)  $      0.87   $      1.22  *     (28.7)
Earnings/(loss) per common share diluted            (0.16)        0.34  *     (147.1)         0.86          1.20  *     (28.3)
Average common shares outstanding                 390,739      392,617  *                  391,136       389,595  *
Average common shares outstanding diluted         394,917      398,890  *                  396,515       396,491  *
End of period common shares outstanding           391,374      395,009  *

* Restated for three for two stock split in May 1999

                            AMSOUTH BANCORPORATION
                                   Unaudited
                     (In thousands except per share data)

                               Average for                                 Average for
                               Three Months                                Twelve Months
                               Ended December 31                           Ended December 31
                               ---------------------------------     %     ----------------------------------     %
BALANCE SHEET SUMMARY               1999               1998       Change           1999             1998        Change
                               ---------------------------------  ------- -----------------------------------  --------
Loans net of unearned income     $ 26,554,884       $ 24,169,611     9.9     $  25,471,295     $  24,027,839         6.0
Total investment securities**      13,053,111         11,795,890    10.7        12,268,975        10,959,782        11.9
Interest-earning assets**          39,851,852         36,622,217     8.8        38,163,177        35,500,911         7.5
Total assets                       43,437,588         40,147,310     8.2        41,811,328        38,840,235         7.6
Noninterest-bearing deposits        4,948,282          5,054,337    (2.1)        4,894,631         4,707,121         4.0
Interest-bearing deposits          23,229,033         22,783,724     2.0        22,823,398        22,443,589         1.7
Total deposits                     28,177,315         27,838,061     1.2        27,718,029        27,150,710         2.1
Shareholders' equity                3,007,822          3,165,321    (5.0)        3,185,084         3,091,737         3.0

                                     Ending
                                     Balance
                                     December 31
                                     -------------------------------------------------            %
BALANCE SHEET SUMMARY                         1999                          1998                Change
                                     -------------------------------------------------       -----------
Loans net of unearned income              $  26,266,759                $ 24,445,296               7.5
Total investment securities**                13,132,267                  11,347,385              15.7
Interest-earning assets**                    39,776,961                  36,878,109               7.9
Total assets                                 43,406,544                  40,635,831               6.8
Noninterest-bearing deposits                  4,739,077                   5,241,739              (9.6)
Interest-bearing deposits                    23,173,366                  23,292,021              (0.5)
Total deposits                               27,912,443                  28,533,760              (2.2)
Shareholders' equity                          2,959,205                   3,207,424              (7.7)


KEY PERFORMANCE RATIOS                               1999                                        1998         1999      1998
                                                     -----------------------------------------   -----------  --------  ---------
                                                       4th Qtr  3rd Qtr   2nd  Qtr   1st Qtr       4th Qtr      YTD        YTD
                                                     -----------------------------------------   -----------  --------  ---------
Excluding merger related and other charges:
    Net income (annualized) to average assets           1.47 %     1.46 %    1.44 %    1.41 %         1.43 %    1.45 %      1.43 %
    Net income (annualized) to average
     shareholders' equity                              21.25      19.03     18.12     17.66          18.16     18.99       17.96
    Efficiency ratio                                   54.17      55.09     57.35     58.34          54.68     56.21       56.60
As reported:
    Net income/(loss) (annualized) to average assets   (0.57)%     1.25 %    1.29 %    1.38 %         1.35 %    0.81 %      1.22 %
    Net income/(loss) (annualized) to average
     shareholders' equity                              (8.25)     16.37     16.13     17.34          17.07     10.69       15.33
    Efficiency ratio                                   96.23      59.79     61.50     58.91          56.87     69.24       61.97

Other performance ratios:
    Average shareholders' equity to
     average total assets                               6.92 %     7.66 %    7.97 %    7.98 %         7.88 %    7.62 %      7.96 %
    End of period shareholders' equity to
     end of period total assets                         6.82       7.31      7.58      8.03           7.89      6.82        7.89
    Loans net of unearned income to total deposits     94.10      95.82     92.09     90.23          85.67     94.10       85.67
    Book value per common share                       $ 7.56     $ 8.10    $ 8.08    $ 8.22         $ 8.12    $ 7.56 *   $  8.12 *
    Tangible book value per common share              $ 6.48     $ 6.99    $ 6.96    $ 7.07         $ 6.94    $ 6.48 *   $  6.94 *
    Net interest margin - taxable equivalent            3.86 %     3.95 %    4.12 %    4.17 %         4.08 %    4.02 %      4.14 %

    *  Restated for three-for-two stock split in May 1999

    ** Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in thousands)

                                                           12/31/99            12/31/98        % Change
                                                        ---------------     -------------    ------------
LOANS NET OF UNEARNED INCOME
Commercial:
     Commercial & industrial                            $  7,967,190        $  7,942,846              0.3
     Commercial loans secured by real estate               2,036,120           1,832,663             11.1
                                                        ------------        ------------
       Total commercial                                   10,003,310           9,775,509              2.3
Commercial real estate                                     4,712,006           4,021,485             17.2
Consumer:
     Residential first mortgages                           2,337,365           3,270,378            (28.5)
     Other residential mortgages                           3,231,939           2,380,093             35.8
     Dealer indirect                                       4,148,747           2,908,822             42.6
     Revolving credit                                        489,238             477,024              2.6
     Other consumer                                        1,344,154           1,611,985            (16.6)
                                                        ------------        ------------
       Total consumer                                     11,551,443          10,648,302              8.5
                                                        ------------        ------------
Total loans net of unearned income                      $ 26,266,759        $ 24,445,296              7.5
                                                        ============        ============

                                                          1999                                                        1998
                                                          ---------------------------------------------------------   -----------
                                                              Dec 31        Sept 30        Jun 30         Mar 31         Dec 31
                                                          ---------------------------------------------------------   -----------
NONPERFORMING ASSETS
Nonaccrual loans                                          $  141,134  *   $  161,843    $  124,123      $  112,328    $  113,985
Foreclosed properties                                         17,767          22,991        18,898          17,988        17,322
Repossessions                                                  2,644           1,496         1,701             904           828
                                                          ----------      ----------    ----------      ----------    ----------
     Total nonperforming assets                           $  161,545  *   $  186,330    $  144,722      $  131,220    $  132,135
                                                          ==========      ==========    ==========      ==========    ==========

Nonperforming assets to loans net of unearned income,
 foreclosed properties and repossessions                        0.61% *         0.71%         0.57%           0.53%         0.54%

Accruing loans 90 days past due                           $   61,050      $   44,644    $   65,324      $   65,737    $   62,528
                                                          ==========      ==========    ==========      ==========    ==========

                                                              1999                                                    1998
                                                              -----------------------------------------------------   -----------
                                                                Dec 31       Sept 30         Jun 30         Mar 31      Dec 31
                                                              -----------------------------------------------------   -----------
ALLOWANCE FOR LOAN LOSSES -- AS REPORTED
Balance at beginning of period                                $ 365,427    $  365,869     $  366,243     $  373,756    $  365,594
Loans charged off                                               (39,358)      (41,202)       (28,885)       (38,842)      (40,625)
Recoveries of loans previously charged off                       12,707        10,157          9,922         12,595        12,597
                                                              ---------    ----------     ----------     ----------    ----------

     Net charge-offs                                            (26,651)      (31,045)       (18,963)       (26,247)      (28,028)
Addition to allowance charged to expense                         97,700        30,603         18,589         18,734        31,354
Transfer/acquisition/other                                      (73,000)           -0-            -0-            -0-        4,836
                                                              ---------    ----------     ----------     ----------    ----------
Balance at end of period                                      $ 363,476    $  365,427     $  365,869     $  366,243    $  373,756
                                                              =========    ==========     ==========     ==========    ==========

Allowance for loan losses to loans net of unearned income          1.38%         1.39%          1.44%          1.48%         1.53%
Net charge-offs to average loans net of unearned income **         0.40%         0.48%          0.30%          0.43%         0.46%
Allowance for loan losses to nonperforming loans                 257.54% *     225.79%        294.76%        326.05%       327.90%
Allowance for loan losses to nonperforming assets                225.00% *     196.12%        252.81%        279.11%       282.86%


* Excludes $38.1 million of nonperforming assets classified as held for accelerated disposition at December 31, 1999.

**  Annualized

                            AMSOUTH BANCORPORATION
                QUARTERLY CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                        Quarter Ended December 31
                                         1999                                          1998
                                        --------------------------------------------------------------------------------------
(Taxable Equivalent Basis -             Average        Revenue/       Yield/           Average         Revenue/    Yield/
  Dollars in Thousands)                 Balance        Expense        Rate             Balance         Expense      Rate
                                        -------------------------------------        -----------------------------------------
ASSETS
Interest-earning assets:
 Loans net of unearned income           $  26,554,884    $  563,564      8.42 %        $ 24,169,611     $  517,675     8.50 %
 Available-for-sale securities*
     Taxable                                6,674,819       106,565      6.33             7,444,623        124,426     6.63
     Tax-free                                 114,849         1,959      6.77               362,529          6,721     7.36
                                        -------------    ----------                    ------------     ----------
        Total available-for-sale
        securities                          6,789,668       108,524      6.34             7,807,152        131,147     6.66
                                        -------------    ----------                    ------------     ----------

 Held-to-maturity securities:
     Taxable                                5,930,758        99,565      6.66             3,830,503         63,071     6.53
     Tax-free                                 332,685         6,262      7.47               158,235          3,612     9.06
                                        -------------    ----------                    ------------     ----------
        Total held-to-maturity
        securities                          6,263,443       105,827      6.70             3,988,738         66,683     6.63
                                        -------------    ----------                    ------------     ----------

 Total investment securities               13,053,111       214,351      6.52            11,795,890        197,830     6.65
 Other interest-earning assets                243,857         3,503      5.70               656,716          7,360     4.45
                                        -------------    ----------                    ------------     ----------

  Total interest-earning assets            39,851,852       781,418      7.78            36,622,217        722,865     7.83
Cash and other assets                       4,154,211                                     3,858,590
Allowance for loan losses                    (366,218)                                     (372,633)
Market valuation on AFS
securities                                   (202,257)                                       39,136
                                        -------------                                  ------------
                                        $  43,437,588                                  $ 40,147,310
                                        =============                                  ============

LIABILITIES AND SHAREHOLDERS'
EQUITY
Interest-bearing liabilities:
 Interest-bearing demand deposits       $   9,054,153        68,926      3.02          $  9,526,838         72,477     3.02
 Savings deposits                           2,348,024        16,158      2.73             1,960,748         12,100     2.45
 Time deposits                              8,907,172       115,974      5.17             8,548,686        115,505     5.36
 Certificates of deposit of
 $100,000 or more                           2,919,684        38,962      5.29             2,747,452         37,651     5.44
 Federal funds purchased and
  securities sold under agreements
  to repurchase                             4,278,534        52,550      4.87             3,613,131         42,292     4.64
 Other interest-bearing liabilities         7,367,364       101,509      5.47             4,874,186         66,064     5.38
                                        -------------    ----------                    ------------     ----------

    Total interest-bearing
     liabilities                           34,874,931       394,079      4.48            31,271,041        346,089     4.39
                                                         ----------   -------          ------------     ----------  -------

     Net interest spread                                                 3.30 %                                       3.44 %
                                                                      =======                                       ======

Noninterest-bearing demand deposits         4,948,282                                     5,054,337
Other liabilities                             606,553                                       656,611
Shareholders' equity                        3,007,822                                     3,165,321
                                        -------------                                  ------------

                                        $  43,437,588                                  $ 40,147,310
                                        =============                                  ============

        Net interest income/margin
        on a taxable equivalent basis                       387,339      3.86 %                            376,776    4.08 %
                                                                      =======                                       ======
Taxable equivalent adjustment:
 Loans                                                        1,090                                          1,084
 Available-for-sale securities                                1,192                                          3,320
 Held-to-maturity securities                                  3,767                                          2,281
 Trading securities                                              28                                             28
                                                         ----------                                     ----------
    Total taxable equivalent adjustment                       6,077                                          6,713
                                                         ----------                                     ----------
        Net interest income                              $  381,262                                     $  370,063
                                                         ==========                                     ==========

*   Excludes certain noninterest-earning marketable equity securities

                            AMSOUTH BANCORPORATION
                   YTD CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                            Twelve Months Ended December 31
                                            1999                                          1998
                                            --------------------------------------------------------------------------------------
(Taxable Equivalent Basis -                 Average          Revenue/       Yield/        Average         Revenue/       Yield/
  Dollars in Thousands)                     Balance          Expense         Rate         Balance         Expense        Rate
                                            -----------------------------------------     ----------------------------------------
ASSETS
Interest-earning assets:
 Loans net of unearned income               $  25,471,295     $ 2,132,985    8.37 %       $ 24,027,839    $ 2,085,546      8.68 %
 Available-for-sale securities*
   Taxable                                      7,123,385         459,571    6.45            7,073,480        486,927      6.88
   Tax-free                                       245,734          16,339    6.65              291,905         22,000      7.54
                                            -------------     -----------                 ------------    -----------
     Total available-for-sale securities        7,369,119         475,910    6.46            7,365,385        508,927      6.91
                                            -------------     -----------                 ------------    -----------
  Held-to-maturity securities:
   Taxable                                      4,667,059         308,136    6.60            3,441,212        227,945      6.62
   Tax-free                                       232,797          18,808    8.08              153,185         15,063      9.83
                                            -------------     -----------                 ------------    -----------
     Total held-to-maturity securities          4,899,856         326,944    6.67            3,594,397        243,008      6.76
                                            -------------     -----------                 ------------    -----------

  Total investment securities                  12,268,975         802,854    6.54           10,959,782        751,935      6.86
  Other interest-earning assets                   422,907          22,388    5.29              513,290         29,614      5.77
                                            -------------     -----------                 ------------    -----------

  Total interest-earning assets                38,163,177       2,958,227    7.75           35,500,911      2,867,095      8.08
Cash and other assets                           4,076,897                                    3,665,989
Allowance for loan losses                        (368,322)                                    (367,810)
Market valuation on AFS securities                (60,424)                                      41,145
                                            -------------                                 ------------
                                            $  41,811,328                                 $ 38,840,235
                                            =============                                 ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
 Interest-bearing demand deposits           $   9,269,643         266,155    2.87         $  9,201,511        302,208      3.28
 Savings deposits                               2,191,546          53,933    2.46            1,968,461         51,354      2.61
 Time deposits                                  8,525,182         436,838    5.12            9,027,012        485,474      5.38
Certificates of deposit of
   $100,000 or more                             2,837,027         146,422    5.16            2,246,605        131,231      5.84
Federal funds purchased and securities
 sold under agreements to repurchase            4,051,451         187,946    4.64            3,359,865        168,435      5.01
Other interest-bearing liabilities              6,232,048         333,510    5.35            4,629,695        258,921      5.59
                                            -------------     -----------                 ------------    -----------

   Total interest-bearing liabilities          33,106,897       1,424,804    4.30           30,433,149      1,397,623      4.59
                                                              -----------                                 -----------      ----
     Net interest spread                                                     3.45 %                                        3.49%
                                                                             ====                                          ====
Noninterest-bearing demand deposits             4,894,631                                    4,707,121
Other liabilities                                 624,716                                      608,228
Shareholders' equity                            3,185,084                                    3,091,737
                                            -------------                                 ------------
                                            $  41,811,328                                 $ 38,840,235
                                            =============                                 ============
    Net interest income/margin
    on a taxable equivalent basis                               1,533,423    4.02 %                         1,469,472      4.14 %
                                                                             ====                                          ====
Taxable equivalent adjustment:
 Loans                                                              4,838                                       5,481
 Available-for-sale securities                                      8,411                                      12,055
 Held-to-maturity securities                                       12,076                                       7,527
 Trading securities                                                   152                                         125
                                                            -------------                                 -----------
   Total taxable equivalent adjustment                             25,477                                      25,188
                                                            -------------                                 -----------
    Net interest income                                     $   1,507,946                                 $ 1,444,284
                                                            =============                                 ===========

*   Excludes certain noninterest-earning marketable equity securities

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in Thousands)


                                                 Three Months                              Twelve Months
                                                 Ended December 31            %            Ended December 31            %
                                                 ------------------------                  -------------------------
                                                   1999          1998       Change            1999         1998        Change
                                                 ---------------------------------         ----------------------------------
NONINTEREST REVENUES - AS REPORTED

Service charges on deposit accounts              $ 59,283      $ 61,087      (3.0)         $  233,043    $  234,849       (0.8)
Trust income                                       27,533        26,091       5.5             109,223       109,453       (0.2)
Consumer investment services income                48,254        43,115      11.9             213,292       183,831       16.0
Credit card income                                  5,876         5,341      10.0              21,357        21,498       (0.7)
Mortgage income                                     9,968        10,041      (0.7)             45,027        39,667       13.5
Interchange income                                 12,703         9,998      27.1              46,526        36,411       27.8
Other noninterest revenues                         52,195        39,916      30.8             170,465       141,458       20.5
                                                 --------      --------                    ----------    ----------

  Noninterest revenues excluding gain on sale
     of businesses                               $215,812      $195,589      10.3          $  838,933    $  767,167        9.4
                                                 ========      ========                    ==========    ==========

NONINTEREST EXPENSES - AS REPORTED

Salaries and employee benefits                   $156,285      $148,349       5.3          $  635,450    $  615,195        3.3
Net occupancy expense                              28,222        26,821       5.2             111,431       106,497        4.6
Equipment expense                                  35,538        31,417      13.1             135,590       123,480        9.8
Marketing expense                                   6,909        11,212     (38.4)             42,420        39,905        6.3
Postage and supplies expense                       10,924        12,375     (11.7)             47,960        48,299       (0.7)
Communications expense                              7,644        10,133     (24.6)             36,691        37,720       (2.7)
Professional fees                                   6,262         7,020     (10.8)             25,330        26,590       (4.7)
Amortization expense                               10,246         9,987       2.6              40,842        40,928       (0.2)
Subscriber commissions                             22,919        20,497      11.8              99,588        89,918       10.8
Other noninterest expenses                         41,762        35,143      18.8             171,789       156,015       10.1
                                                 --------      --------                    ----------    ----------

  Noninterest expenses excluding
     merger related charges                      $326,711      $312,954       4.4          $1,347,091    $1,284,547        4.9
                                                 ========      ========                    ==========    ==========


INTANGIBLE ASSETS                                12/31/99      12/31/98
                                                 --------      --------

Goodwill                                         $391,221      $426,225
Core deposit intangibles                           32,121        38,407